EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 12, 1997 appearing in the Form 10-K annual report of Vitech America, Inc. for the year ended December 31, 1996, and the reference to our firm under the caption "Experts" in the Registration Statement.







                                                   /s/ PANNELL KERR FORSTER PC










NEW YORK, NEW YORK
NOVEMBER 13, 1997